VESSELS AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2013
Property, Plant and Equipment [Abstract]
VESSELS AND EQUIPMENT, NET
VESSELS AND EQUIPMENT, NET

(in thousands of $)	2013	2012
Cost	1,360,605	1,259,588
Accumulated depreciation	270,989	218,462
Vessels and equipment, net	1,089,616	1,041,126

During 2013, the Company took delivery of one newbuilding drybulk carriers at an aggregate cost of $27.8 million and transferred two Suezmax tankers with a combined book value of $93.6 million from sales-type lease assets to operating lease assets. During 2012, the Company took delivery of five newbuilding drybulk carriers at an aggregate cost of $145.2 million and two car carriers at an aggregate cost of $76.9 million.

Depreciation expense was $58.4 million for the year ended December 31, 2013 (2012: $55.6 million; 2011: $49.9 million).